FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 23, 2005
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                           FLEXSTEEL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

         Minnesota                  0-5151                    42-0442319
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(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)             Identification No.)

        3400 Jackson Street, Dubuque, Iowa                   52001
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     (Address of principal executive offices)              (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

     On June 23, 2005, Flexsteel Industries, Inc. Announces Amendment to Credit Agreement. See the Press Release attached.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLEXSTEEL INDUSTRIES, INC.
                                                --------------------------
                                                       (Registrant)


Date:         June 23, 2005             By:         /s/ Timothy E. Hall
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                                              Timothy E. Hall
                                              Vice President, CFO, and Treasurer
                                              Principal Financial Officer